Exhibit 99.1

Corrected Transcript

25-Apr-2012

Merchants Bancshares, Inc. (MBVT)

Q1 2012 Earnings Call

Total Pages: 7
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Merchants Bancshares, Inc. (MBVT)	Corrected Transcript
Q1 2012 Earnings Call	25-Apr-2012

CORPORATE PARTICIPANTS

Michael R. Tuttle	Geoffrey Richard Hesslink
President, Chief Executive Officer & Director, Merchants Bancshares, Inc.	Executive Vice President, Merchants Bancshares, Inc.

Janet P. Spitler
Chief Financial Officer, Treasurer & SVP, Merchants Bancshares, Inc.

OTHER PARTICIPANTS

Timur F. Braziler

Analyst, Keefe, Bruyette & Woods, Inc.

MANAGEMENT DISCUSSION SECTION

Operator: Ladies and gentlemen, thank for standing by. Welcome to the Merchants Bancshares, Inc. Earnings Conference Call. At this time, all participants are in a listen-only mode. Later, we will conduct a question-and-answer session and instructions will be given at that time. [Operator Instructions] As a reminder, this conference is being recorded.

I would now like to turn the conference over to our host, Mr. Michael Tuttle, President and CEO. Please go ahead.

Michael R. Tuttle

President, Chief Executive Officer & Director, Merchants Bancshares, Inc.

Great. Thank you, Pam, and good morning everyone. We appreciate you joining us. We will give you some commentary here about the quarter and then certainly would be more than happy to take questions. I am joined here this morning by our CFO, Janet Spitler, and our EVP and Senior Lender, Geoff Hesslink, and you will be hearing from both of them directly as well.

As you saw from the press release, certainly another successful quarter for our company, highlighted by continued growth in loans and deposits. The balance sheet growth allowed us to outrun some modest margin compression and post an increase in net interest income, not only a significant increase versus the first quarter of last year, but even versus the fourth quarter of 2011.

I'm going to stop my comments there and turn it over to Janet and then she will in turn introduce Geoffrey.

Janet P. Spitler

Chief Financial Officer, Treasurer & SVP, Merchants Bancshares, Inc.

Thanks, Mike. Good morning everybody. As Mike said, it was a good quarter for us, a very strong quarter actually. Absence of security gains, is – was the strongest first quarter in our history. So we are very pleased with the results in the first quarter of 2012. We did see some modest margin compression during the quarter. The margin was

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Merchants Bancshares, Inc. (MBVT)	Corrected Transcript
Q1 2012 Earnings Call	25-Apr-2012

down about 3 basis points compared to the fourth quarter of last year. And we're expecting that to continue at the same level throughout 2012. It's not moving down as quickly as we anticipated, which is good, but we are still seeing quite a bit of pricing pressure on the asset side.

Our loan yields decreased by about 7 basis points during the quarter and our investment yields are down about 12 basis points, and when I turn it over to Geoff in a couple of minutes he'll talk a little bit more about the pricing pressure that we are seeing on the loan side. And, of course, we don't have a lot of room to move liabilities down further. We have moved deposit costs down slightly, but our costs are so low that it's difficult to find anymore room there.

So we are expecting, as I said, to see some continued modest compression, probably 3 to 5 basis points a quarter for the balance of the year and we are focusing our efforts on maintaining our net interest income, which we have maintained and grown during 2012. We are maintaining our earning asset position, which is going to help us maintain net interest income and that's going to be a focus for us for the balance of the year.

Our non-interest income, excluding security gains, was about $180,000 higher for the first quarter of this year, compared to last year, primarily because we had strong growth in our net debit card fees and also our Trust fees are continuing to grow as we add new relationships and grow assets under management. When you compare the first quarter of this year to the fourth quarter of last year, we were slightly lower and that's mainly a result of lower overdraft fees.

The trends there are very difficult to predict. We don't expect to see that recover during 2012. So those fees will probably remain fairly steady for the balance of the year. We talked at the end of last year about some repositioning work we're working on, on the deposit side to increase service charges, and the timing on that is a little bit lower than – a little bit later than we expected.

So we are going to see increase, as we expect, in service charges on deposits, but those will be more towards the second half of the year, and we also are anticipating benefits from our contract that we renegotiated, related to our debit card fees. So we are going to see some increases there also in the second half of the year. So, probably, we expect non-interest income to increase, probably 3% to 5% over the balance of 2012.

On the non-interest expense side, we were basically flat year-over-year at about $200,000 higher than the fourth quarter of last year, mainly result of the timing of expenses related to benefits. Our employment tax and social security taxes, 401(k) expense are all fairly front-loaded, which increased our benefit expense for the first quarter of the year, compared to the fourth quarter of last year. Overall, we expect those expenses to stay fairly flat for the balance of 2012 and will be – probably be consistent with the first quarter of this year, with some fluctuations related to the timing of expenses.

And our tax rate for the first quarter was just under 19%, we were 18.7%, which is a little higher than the 17% we experienced in the first quarter last year and that's a result of a large tax credit that we had during 2011 that we don't have for 2012.

And I am now going to turn it over to Geoffrey to talk about the loan book.

Geoffrey Richard Hesslink

Executive Vice President, Merchants Bancshares, Inc.

Thank you, Janet. Good morning, everyone. The asset quality remained strong, as evidenced by low levels in non-accruals, delinquency and low credit cost. It is our objective and expectation that we will maintain high asset

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Merchants Bancshares, Inc. (MBVT)	Corrected Transcript
Q1 2012 Earnings Call	25-Apr-2012

quality and low credit cost. I have provided quite a bit of color in the past on asset quality and I'd be happy to answer any questions, any specific questions you may have about asset quality at the end of my – our prepared remarks.

Turing over to loans, we had a nice quarter. We grew the loans 1.3%. That was driven by commercial real estate growth and residential mortgage growth. The commercial real estate growth occurred primarily from new customer acquisition. There was a little bit of growth in the existing customer base. And on the residential mortgage side that was entirely first-mortgage refinance activity.

The growth rate in the first quarter is consistent with our objectives for the year. Like we mentioned last time, we expected to grow 6% to 7%, that is – that remains our expectation. I think this year that growth will be – it looks to us it will be pretty consistent and stable throughout the year, unlike last year, where we – a large part of our growth occurred in the five-month period. I see it a little bit more consistent this year. I see that growth occurring in all of our primary lending lines, namely C&I, commercial real estate, residential real estate and government banking.

As it relates to the loan growth, I would like to remind the group that 45% of our government banking loans are what we refer to as revenue anticipation loans. These are loans that fund timing differences at municipalities, the timing difference between tax receipts and the operating expenses. These loans repay in full by June 30, and then the customers re-borrow in July for the subsequent fiscal year and that is the effect of temporary – temporarily decreasing our government loan balances at June 30 reporting period. So you will see that phenomenon occur again. We will outline that for you and focus on the average loans versus the month-end loans.

Turning to the market a little bit, I would categorize the loan market as there is modest loan demand. We are seeing some increase in loan demand, driven by economic activity, but it is not robust and it is not widespread, there are pockets of it.

Therefore, in order to achieve our 6% to 7% growth this year, will be a market share gain, we will – we expect to when we will need to acquire new customers. That's part of our plan. And reflecting a little bit what we see in the – from our existing customer base, our line utilization rate at the end of the first quarter this year was up just slightly, literally by 1% from the same March 31, 2010. So, again, we are seeing modest increases in loan demand from the customer base.

Janet mentioned credit spreads and that has been a big focus for us there. The credit spreads have narrowed, the competition for quality bank assets is intense. That is our biggest challenge, to achieving our growth objectives for this year and then also present significant margin challenges for us, as we have been reprising existing loans at lower rates.

Those conclude my prepared remarks regarding the loan portfolio. I'll turn you back over to Mr. Tuttle.

Michael R. Tuttle

President, Chief Executive Officer & Director, Merchants Bancshares, Inc.

Great. Thank you, Geoffrey. So that basically wraps up our remarks. I will conclude by letting you know that we remain focused on internally generating capital to accommodate the balance sheet growth and we believe that we can continue to internally generate capital at a rate that will – that will allow us to grow the balance sheet at the rate that we have projected.

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Merchants Bancshares, Inc. (MBVT)	Corrected Transcript
Q1 2012 Earnings Call	25-Apr-2012

Our markets, again, remain relatively healthy and stable. Real estate markets are relatively balanced on both the retail and the commercial side. Again, there are certain pockets of relative strength and weakness, but generally balanced. And I think we'll stop there – and again, our unemployment rate in Vermont, the labor markets again, our headline numbers are around 5%. They have continually come down. So, again, our local market conditions certainly contrast to some other regions of the country and even the national numbers out there.

So we're going to stop there and we would be delighted to take your questions. Pam, if anybody has anything on the queue there, please put them on the line with us.

QUESTION AND ANSWER SECTION

Operator: Thank you. [Operator Instructions] First question is from Damon – excuse me – Damon DelMonte, KBW. Please go ahead.

Timur F. Braziler Analyst, Keefe, Bruyette & Woods, Inc. Hi, good morning. It's actually Timur Braziler with KBW.	Q

Michael R. Tuttle President, Chief Executive Officer & Director, Merchants Bancshares, Inc. Oh, good morning, Timur.	A

Janet P. Spitler Chief Financial Officer, Treasurer & SVP, Merchants Bancshares, Inc. Good morning, Timur.	A

Timur F. Braziler

Analyst, Keefe, Bruyette & Woods, Inc.

Of course, very nice quarter, a good way to start the year. The first question is for you, Janet. You had mentioned that you have some initiatives in the hopper regarding service charges on deposit accounts. Can you maybe explain those a little bit and what kind of impact we should expect to see in the second half of the year?

Q

Janet P. Spitler

Chief Financial Officer, Treasurer & SVP, Merchants Bancshares, Inc.

So we've been – we've been looking at how our products are positioned in the marketplace and trying to figure out ways that we can get paid for some of the services that we basically give away at this point. It's a little early to really give you any numbers on that. We are expecting to roll this out in the second half of the year and we're still, quite honestly, finalizing the design of the product. I don't know if you want to add anything to that, Geoff? He is actually working on this very closely.

A

Geoffrey Richard Hesslink

Executive Vice President, Merchants Bancshares, Inc.

I think that's right. We're in the product design and development [indiscernible] (12:47) generally would be pricing increases related to value-added services on some of our primary checking account products.

A

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Merchants Bancshares, Inc. (MBVT)	Corrected Transcript
Q1 2012 Earnings Call	25-Apr-2012

Janet P. Spitler

Chief Financial Officer, Treasurer & SVP, Merchants Bancshares, Inc.

Yeah. So, overall, we are looking at probably, as I said, a 3% to 5% increase over the balance of the year in non-interest income. We've also, as I mentioned, re-negotiated a contract with our primary service provider for our debit cards and that's also going to help increase non-interest income, but again, both of those are going to be loaded towards the second half of the year.

A

Timur F. Braziler

Analyst, Keefe, Bruyette & Woods, Inc.

Okay. Great. Second question is for Geoffrey. You had mentioned a modest line utilization pick-up during this quarter. And targeting that 6% loan growth for the full year, how much of that do you expect to come from increased utilization on both the commercial and, I guess, from equities product versus new customers.

Q

Geoffrey Richard Hesslink

Executive Vice President, Merchants Bancshares, Inc.

Well, from the line utilization, I would say, very little to none. We will have growth again, primarily from acquiring new customers, we will have growth from our existing commercial customer base, and my expectation will be – that will be more in term financings for fixed assets. Our line utilization has – is really – it will increase seasonally in the second quarter, the second and third quarters. It will increase from where it is today, but then it will fall back down again, and we've seen this pretty consistently for a few years now, so I don't expect that utilization will drive the growth, if we add more customers and have – that have more lines of credits that will result in more balances there, but I don't look for it to come from the utilization this year, it's just based on the economic activity.

A

Timur F. Braziler Analyst, Keefe, Bruyette & Woods, Inc. Okay. And what was the line utilization at the end of the quarter?	Q

Geoffrey Richard Hesslink Executive Vice President, Merchants Bancshares, Inc. 40%.	A

Timur F. Braziler

Analyst, Keefe, Bruyette & Woods, Inc.

Okay. I guess, lastly, just on the loan pipeline, can you describe how the pipeline is constructed at the end of the first quarter versus year-end?

Q

Geoffrey Richard Hesslink

Executive Vice President, Merchants Bancshares, Inc.

Sure. It's – I would say it's consistent with where it was at year-end. There is – we have – the residential volumes continue to be strong, as the low interest rate environment is helpful there. In our commercial and government business lines, it's a pretty stable pipeline, like I mentioned. I expect the growth rates to be pretty stable this year. Last year, we had a very big second quarter in July and that was – I think that was a lion's share, was – probably 80% of our growth occurred in five months last year. It will be different this year. It will be similar to what you saw in the first quarter, I think.

A

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Merchants Bancshares, Inc. (MBVT)	Corrected Transcript
Q1 2012 Earnings Call	25-Apr-2012

Timur F. Braziler Analyst, Keefe, Bruyette & Woods, Inc. Okay. Great. Thank you very much.	Q

Geoffrey Richard Hesslink Executive Vice President, Merchants Bancshares, Inc. Thank you.	A

Operator: [Operator Instructions] Mr. Tuttle, there are no questions in queue at this time.

Michael R. Tuttle

President, Chief Executive Officer & Director, Merchants Bancshares, Inc.

All right. Well, I guess, absent any further questions, then, well, thank you for joining us on the call and appreciate your interest in our company. Those of you are our shareholders, we thank you for being shareholders and appreciate your support. We'll look forward to speaking with you all again in about 90 days, to discuss the second quarter. And have a great day. Thank you.

Operator: Ladies and gentlemen, this conference will be available for replay after 12 noon today through Wednesday May 2, 2012 at midnight. You may access the AT&T teleconference replay system at any time by dialing 1-800-475-6701 and entering the access code 222041. International participants dial 320-365-3844. Those numbers again are 1-800-475-6701 and 320-365-3844, access code 222041. That does conclude our conference for today. Thank you for your participation and for using AT&T Executive Teleconference. You may now disconnect.

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